DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Intermediate Municipal Bond Fund, Inc. (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund, like the Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax, but the Fund normally invests in municipal bonds issued by the State of Florida. The Acquiring Fund has substantially more assets and a better performance record than the Fund. The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

          If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and similar investment management policies as the Fund.

           Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies or that would otherwise benefit fund shareholders. The Fund was designed, in part, to provide income exempt from the State of Florida's annual intangible personal property tax (the "Intangible Tax"). The State of Florida repealed the Intangible Tax, effective as of January 1, 2007. Thus, there is no longer a state-specific tax advantage to limiting the Fund's investments to Florida municipal bonds. The Acquiring Fund's portfolio includes the municipal bonds of many states. Management of Dreyfus believes that the reorganization should enable Fund shareholders to benefit from the more diverse state municipal bond investments of the Acquiring Fund and from more efficient portfolio management. In addition, the reorganization will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Accordingly, management recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund.

           After careful review, the Fund's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has a more diverse investment portfolio and a better performance record than the Fund. The Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

           Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely, J. David Officer President

September 14, 2007

TRANSFER OF THE ASSETS OF
DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Intermediate Municipal Bond Fund, Inc. (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about December 3, 2007 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund"). You will receive shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund's Board believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that also is managed by Dreyfus. The Fund was designed, in part, to provide income exempt from the State of Florida's annual intangible personal property tax (the "Intangible Tax") and, as a result, invests substantially all of its assets in municipal bonds issued by the State of Florida. Since the State of Florida repealed the Intangible Tax, effective as of January 1, 2007, there is no longer a state-specific tax advantage to limiting the Fund's investments to Florida municipal bonds. By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from the more diverse state municipal bond investments of the Acquiring Fund and from more efficient portfolio management. In addition, the Acquiring Fund has a better performance record than the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have a substantially similar investment objective and similar investment management policies. The Acquiring Fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. The Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue its goal, each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The Acquiring Fund invests at least 80% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by Dreyfus. The Acquiring Fund may invest up to 20% of its assets in municipal bonds rated below A, including bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus. The Fund invests at least 80% of its assets in municipal bonds rated investment grade, or the unrated equivalent as determined by Dreyfus, and may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus. Each fund generally maintains a dollar-weighted average portfolio maturity between three and ten years. The Fund is required to normally invest at least 80% of its assets in municipal bonds issued by the State of Florida. The Acquiring Fund may, but is not required by its investment management policies to, purchase municipal bonds issued by the State of Florida. The primary portfolio managers of the Fund and the Acquiring Fund and management believe that, because Florida does not impose a personal income tax and the Intangible Tax was repealed, the tax exempt characteristics of the funds' portfolios are not significantly different for purposes of seeking to achieve the respective fund's investment objective. Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of each fund's investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes each fund's shares. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution may be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. You also will have the ability to continue to write redemption checks against your account through the Checkwriting privilege. You also may continue to purchase and sell shares of the Acquiring Fund online through www.dreyfus.com.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

The Fund and the Acquiring Fund have each agreed to pay Dreyfus a management fee at the annual rate of 0.60% of the value of the respective fund's average daily net assets. The Acquiring Fund had a lower total expense ratio (excluding interest expense) than the Fund as of April 30, 2007.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, expenses relating to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund.

HOW DOES THE BOARD OF TRUSTEES OF THE FUND RECOMMEND I VOTE?

The Fund's Board of Trustees has determined that reorganizing the Fund into the Acquiring Fund, which is managed by Dreyfus and has a substantially similar investment objective and similar investment management policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has a more diverse investment portfolio and a better performance record than the Fund. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Fund's Board of Trustees believes that the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the funds money because the funds would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

_________________

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Monday, November 12, 2007, at 10:30 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Intermediate Municipal Bond Fund, Inc. (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on September 7, 2007 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Michael A. Rosenberg Secretary

New York, New York
September 14, 2007

                                                                                        WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

To and in Exchange for Shares of

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

_________________

PROSPECTUS/PROXY STATEMENT
September 14, 2007

_________________

Special Meeting of Shareholders
To Be Held on Monday, November 12, 2007

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Monday, November 12, 2007, at 10:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on September 7, 2007 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets to Dreyfus Intermediate Municipal Bond Fund, Inc. (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated September 14, 2007 , relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have a substantially similar investment objective and similar investment management policies. The Fund and the Acquiring Fund each normally invest substantially all of their respective assets in municipal bonds that provide income exempt from federal income tax, but the Fund is required to normally invest at least 80% of its assets in municipal bonds considered to be Florida municipal bonds. A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated October 1, 2006 and Annual Report for its fiscal year ended May 31, 2007 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended December 31, 2006 and its Semi-Annual Report for the six-month period ended June 30, 2007, please call 1-800-645-6561, visit www.dreyfus.com, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

          As of August 7, 2007, there were 12,120,263 Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about September 19, 2007.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of the Acquiring Fund's Board Members	4 12 13 15 15 16 17 17 A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated.

          As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

          The Fund's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Acquiring Fund has a substantially similar investment objective and similar investment management policies as the Fund. The Acquiring Fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. The Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue its goal, each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

          The Fund was designed, in part, to provide income exempt from the State of Florida's Intangible Tax, which was repealed effective as of January 1, 2007. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in municipal bonds of the State of Florida, its political subdivisions, authorities and corporations. To the extent acceptable Florida municipal bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other municipal bonds. The Acquiring Fund may, but is not required by its investment management policies to, purchase Florida municipal bonds. The primary portfolio managers of the Fund and the Acquiring Fund and management believe that, because Florida does not impose a personal income tax and the Intangible Tax was repealed, the tax exempt characteristics of the funds' portfolios are not significantly different for purposes of seeking to achieve the respective fund's investment objective.

          The Acquiring Fund invests at least 80% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by Dreyfus. The Acquiring Fund may invest up to 20% of its assets in municipal bonds rated below A, including bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus.

          The Fund invests at least 80% of its assets in municipal bonds rated investment grade, or the unrated equivalent as determined by Dreyfus. The Fund may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus.

          Each fund generally maintains a dollar-weighted average portfolio maturity between three and ten years.

           Although each fund seeks to provide income exempt from federal income tax, interest from some fund holdings may be subject to the federal alternative minimum tax. In addition, each fund temporarily may invest in taxable bonds.

          For each fund, the portfolio manager may buy and sell municipal bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager for each fund focuses on municipal bonds with the potential to offer attractive current income, typically looking for municipal bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of each fund's assets may be allocated to "discount" bonds, which are municipal bonds that sell at a price below their face value, or to "premium" bonds, which are municipal bonds that sell at a price above their face value. The allocation to either discount municipal bonds or to premium municipal bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select municipal bonds that are most likely to obtain attractive prices when sold.

          The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures, options and swap agreements, as a substitute for taking a position in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. Each of the Fund and the Acquiring Fund also may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates ("inverse floaters") and may make forward commitments in which the relevant fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

          Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

          The Acquiring Fund is diversified, which means that with respect to 75% of its total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer. The Fund is not diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

          For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information of the Fund and the Acquiring Fund.

          The Acquiring Fund is a corporation organized under the laws of the State of Maryland. The Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Fund" below.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

•	Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

•	Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the relevant fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a fund's "callable" issues are subject to increased price fluctuation.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the Fund's or the Acquiring Fund's share price. Although the Acquiring Fund invests primarily in bonds rated A or higher and the Fund invests primarily in investment grade bonds, each fund may invest to a limited extent in high yield bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	Market sector risk. Each fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. Each fund may significantly overweight or underweight certain industries or market sectors, which may cause such fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•	State-specific risk. (Fund only) The Fund is subject to the risk that Florida's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state and may magnify other risks.

•	Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although each fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal income tax, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

•	Leveraging risk. The use of leverage, such as lending portfolio securities, engaging in forward commitment transactions and investing in inverse floaters, may cause taxable income and may magnify the fund's gains or losses.

•	Derivatives risk. Each fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), inverse floaters and swap agreements. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•	Non-diversification risk. (Fund only) The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

          See "Main Risks" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information of the Fund and the Acquiring Fund for a more complete description of investment risks.

           Redemption Fee. Fund shares are subject to a 1.00% redemption fee on redemptions or exchanges of shares owned for less than 30 days and Acquiring Fund shares are subject to a 0.10% redemption fee on redemptions or exchanges of shares owned for less than 30 days.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of April 30, 2007. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of April 30, 2007, as adjusted showing the effect of the Reorganization had it occurred on such date (including estimated costs of the Reorganization totaling $70,000). Each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.60% of the value of the respective fund's average daily net assets. The Acquiring Fund had a lower total expense ratio (excluding interest expense) than the Fund based on expenses of the funds as of April 30, 2007. Shares of the Fund and the Acquiring Fund are not subject to any sales charges. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

	Fund	Acquiring Fund	Pro Forma After Reorganization Acquiring Fund
Management fees	.60%	.60%	.60%
Rule 12b-1 fee	none	none	none
Shareholder services fee	.06%	.05%	.05%
Other expenses	.15%	.09%	.09%
Interest expense*	none	.08%	.07%
Total	.81%	.82%	.81%

* "Interest expense" represents for accounting purposes interest expense associated with the Acquiring Fund's investment in inverse floaters. Not shown in the table is the additional income generated by these investments which amounted approximately to the interest expense as shown.

Expense example
	1 Year	3 Years	5 Years	10 Years
Fund shares	$83	$259	$450	$1,002
Acquiring Fund shares	$84	$262	$455	$1,014
Pro Forma-After Reorganization	$83	$259	$450	$1,002
Acquiring Fund shares

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar charts for the Acquiring Fund and the Fund show the changes in the performance of the respective fund's shares from year to year. The tables for the Acquiring Fund and the Fund compare the average annual total returns of the respective fund's shares to those of the Lehman Brothers 7-Year Municipal Bond Index, a widely recognized, unmanaged index of non-Florida-specific intermediate municipal bond performance. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results.

           After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund Shares
Year-by-year total returns as of 12/31 each year (%)

+7.62	+5.52	-1.54	+7.73	+3.98	+6.94	+3.87	+3.39	+2.01	+3.79

'97	'98	'99	'00	'01	'02	'03	'04	'05	'06

Best Quarter: Worst Quarter:	Q2 '02 Q2 '04	+3.38% -2.07%

The year-to-date total return of the Acquiring Fund's shares as of 6/30/07 was 0.27%.

Acquiring Fund Shares
Average annual total returns as of 12/31/06

	1 Year	5 Years	10 Years
Acquiring Fund	3.79%	3.99%	4.30%
returns before taxes
Acquiring Fund
returns after taxes
on distributions	3.78%	3.99%	4.23%
Acquiring Fund
returns after taxes
on distributions and
sale of fund shares	3.78%	3.99%	4.28%
Lehman Brothers 7-Year
Municipal Bond Index
reflects no deduction for
fees, expenses or taxes	3.98%	4.89%	5.22%

+6.35	+4.98	-1.16	+7.58	+4.37	+8.75	+4.00	+2.49	+1.38	+3.24

'97	'98	'99	'00	'01	'02	'03	'04	'05	'06

Best Quarter: Worst Quarter:	Q3 '02 Q2 '04	+4.42% -2.48%

The year-to-date total return of the Fund's shares as of 6/30/07 was 0.03%.

Fund Shares
Average annual total returns as of 12/31/06

	1 Year	5 Years	10 Years
Fund	3.24%	3.94%	4.16%
returns before taxes
Fund
returns after taxes
on distributions	3.23%	3.88%	4.09%
Fund
returns after taxes
on distributions and
sale of fund shares	3.47%	3.92%	4.15%
Lehman Brothers 7-Year
Municipal Bond Index*
reflects no deduction for
fees, expenses or taxes	3.98%	4.89%	5.22%

*Unlike the Fund, the Index is not composed of bonds of a single state.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $201 billion in approximately 180 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. The company is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. It has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

           Primary Portfolio Managers. Douglas J. Gaylor has been the Fund's primary portfolio manager since August 2006 and has been employed by Dreyfus since 1996. Monica S. Wieboldt has been the Acquiring Fund's primary portfolio manager since September 1987 and has been employed by Dreyfus since 1983.

           Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Fund and the Acquiring Fund, and Gordon J. Davis, who is a Board member of the Fund and the Acquiring Fund, each fund has different Board members. None of the Board members of the Fund or the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Acquiring Fund's Board members, see Exhibit B.

           Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for both the Fund and the Acquiring Fund.

           Capitalization. The Fund and the Acquiring Fund have each classified their respective shares into one class. The following table sets forth as of May 31, 2007 (1) the capitalization of the Fund's shares, (2) the capitalization of the Acquiring Fund's shares and (3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Acquiring Fund	Adjustments*	Pro Forma After Reorganization Acquiring Fund
Total net assets	$160,184,643	$734,047,809	$(70,000)	$894,162,452
Net asset value per share	$12.83	$13.21		$13.21
Shares outstanding	12,486,549	55,556,024	(354,272)	67,688,301
__________________
*	Reflects the pro rata allocation of the estimated costs of the Reorganization between the Fund and Acquiring Fund.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. See "Account Policies – Buying shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Shareholder Services Plan. Each of the Acquiring Fund and the Fund is subject to a Shareholder Services Plan pursuant to which the Acquiring Fund and the Fund reimburses MBSC Securities Corporation (formerly, Dreyfus Service Corporation), their distributor, an amount not to exceed the annual rate of 0.25% of the value of the average daily net assets of the Acquiring Fund and the Fund, respectively, for providing shareholder services. See "Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. See "Account Policies—Selling shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

           Certain Organizational Differences Between the Acquiring Fund and the Fund. The Acquiring Fund is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Fund's Articles of Incorporation (the "Charter"), the Acquiring Fund's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). The Fund is a Massachusetts business trust, and the rights of its shareholders are governed by the Fund's Agreement and Declaration of Trust (the "Trust Agreement"), the Fund's By-Laws and applicable Massachusetts law. Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders meeting. The Acquiring Fund's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or the Acquiring Fund are not affected by such quorum requirements.

           Shareholder Liability. Under the Maryland Code, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Fund, or the Fund's Trustees. The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under the Maryland Code, the Acquiring Fund's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Acquiring Fund is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

           If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Acquiring Fund's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under Massachusetts law, the Fund's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Fund may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

**********

           The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund's Charter, the Acquiring Fund's By-Laws and the Maryland Code, and the Fund, the Fund's Trust Agreement, the Fund's By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Acquiring Fund's Charter and By-Laws or the Fund's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

           After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies or that would otherwise benefit fund shareholders, management recommended that the Fund be consolidated with the Acquiring Fund. The Fund was designed, in part, to provide income exempt from the State of Florida's Intangible Tax. The State of Florida repealed the Intangible Tax, effective as of January 1, 2007. Thus, there is no longer a state-specific tax advantage to limiting the Fund's investments to Florida municipal bonds. The Acquiring Fund's portfolio includes the municipal bonds of many states. The Board members of the Fund and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Fund's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has a more diverse investment portfolio and a better performance record than the Fund, without diluting such shareholders' interests. As of May 31, 2007, the Fund had net assets of approximately $160 million and the Acquiring Fund had net assets of approximately $734 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from the more diverse state municipal bond investments of the Acquiring Fund and from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           The Acquiring Fund's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization.

          For the reasons described above, the Boards of the Fund and the Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on December 3, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies — Buying shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

          On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Acquiring Fund shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated. After the Closing Date, any outstanding certificates representing Fund shares will represent shares of the Acquiring Fund distributed to the Fund's shareholders of record.

          The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

          The total expenses of the Reorganization are expected to be approximately $70,000, which will be borne by the Fund and the Acquiring Fund pro rata based on the aggregate net assets of each fund. In addition to use of the mails, proxies may be solicited personally or by telephone, and the funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Fund's Board. The cost of any such outside solicitation firm is estimated to be approximately $12,000, which amount is included in the estimated total expenses of the Reorganization listed above.

          If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action with respect to the Fund.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund's assumption of the Fund's stated liabilities and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

          The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 2-83357). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Fund's Registration Statement on Form N-1A (File No. 33-44227).

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 30% of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

          As of August 7, 2007, no shareholders were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Fund.

          As of August 7, 2007, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Acquiring Fund:

Name and Address	Percentage of Outstanding Shares

Before Reorganization	After Reorganization

Charles Schwab & Company Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	6.4259%	5.2876%

          As of August 7, 2007, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for its fiscal year ended December 31, 2006 and the audited financial statements of the Acquiring Fund for its fiscal year ended May 31, 2007 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Fund's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of July 19, 2007 (the "Agreement"), between DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND (the "Fund"), a Massachusetts business trust, and DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

          This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund and the Acquiring Fund are each registered, open-end management investment companies, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

           WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                1.     THE REORGANIZATION.

                1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                 1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

                1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

                1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

                2.     VALUATION.

                2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Acquiring Fund's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

                2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

                3.      CLOSING AND CLOSING DATE.

                3.1     The Closing Date shall be December 3, 2007, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

                3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                4.      REPRESENTATIONS AND WARRANTIES.

                4.1     The Fund represents and warrants to the Acquiring Fund as follows:

                           (a)      The Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                           (b)      The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                           (c)      The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                           (d)      The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Agreement and Declaration of Trust, as amended (the "Fund's Declaration of Trust"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

                           (e)      The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                           (f)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                           (g)      The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended December 31, 2006 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                           (h)      Since December 31, 2006, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                           (i)      At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                           (j)      For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                           (k)      All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                           (l)      On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                           (m)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                           (n)      The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                 4.2      The Acquiring Fund represents and warrants to the Fund as follows:

                           (a)      The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                           (b)      The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                           (c)      The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                           (d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

                           (e)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                           (f)      The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended May 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                           (g)      Since May 31, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                           (h)      At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                           (i)      For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                           (j)      All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                           (k)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                           (l)      The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                           (m)      No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                           (n)      The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

                5.      COVENANTS OF THE ACQUIRING FUND AND THE FUND.

                5.1      The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                5.2      The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                5.3      Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                 5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

                5.5      The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                 5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                5.7      The Fund covenants that it is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                 5.8     As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

                 6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                 6.1     All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                6.2     The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

                6.3      The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

                7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                 7.1     All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

                8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

                     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                      8.1      This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Declaration of Trust and the 1940 Act.

                      8.2      On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                      8.3      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                      8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                      8.5       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

                      8.6      The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                      (a)      The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

                      In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                      No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                      9.      TERMINATION OF AGREEMENT; EXPENSES.

                      9.1      This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

                      9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

                      9.3     The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets.

                      10.      WAIVER.

                      At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

                      11.     MISCELLANEOUS.

                      11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                      11.2      This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                      11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

                      11.4     This Agreement may be amended only by a signed writing between the parties.

                      11.5      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                      11.6      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                      11.7      It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's Declaration of Trust or the Acquiring Fund's Charter, respectively; a copy of the Fund's Declaration of Trust is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Fund's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

          IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND By: J. David Officer, President

ATTEST: Jeff Prusnofsky, Assistant Secretary

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC. By: J. David Officer, President

ATTEST: Jeff Prusnofsky, Assistant Secretary

Exhibit B

DESCRIPTION OF THE ACQUIRING FUND'S BOARD MEMBERS

          Board members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations, are shown below.(1)

Name (Age)                                 Principal Occupation                          Other Board Memberships and
Position with Acquiring Fund (Since)       During Past 5 Years                           Affiliations
------------------------------------       --------------------                          -----------------------------

Joseph S. DiMartino (63)                   Corporate Director and Trustee                The Muscular Dystrophy Association,
Chairman of the Board                                                                      Director
(1995)                                                                                   Century Business Services, Inc., a
                                                                                         provider of outsourcing functions for
                                                                                           small and medium  sized companies,
                                                                                           Director
                                                                                         The Newark Group, a provider of a
                                                                                           national market of paper recovery
                                                                                           facilities, paperboard mills  and
                                                                                           paperboard converting plants, Director
                                                                                         Sunair Services Corporation, a provider
                                                                                           of certain outdoor-related services
                                                                                           to homes and  businesses, Director
                                                                                         Ivory Investment Management, L.P., a
                                                                                           registered investment adviser to three
                                                                                           private funds, Senior Advisor

David W. Burke (71)                        Corporate Director and Trustee                John F. Kennedy Library Foundation,
Board Member (1994)                                                                        Director

William Hodding Carter III (72)            Professor of Leadership and Public            The Century Foundation, Emeritus
Board Member (2006)                          Policy, University of North Carolina,          Director
                                              Chapel Hill (January 1, 2006-present)      The Enterprise Corporation of the Delta,
                                           President and Chief Executive Officer of          Director
                                              the John S. and James L. Knight
                                               Foundation (February 1, 1998-
                                               February 1, 2006)

Gordon J. Davis (65)                       Partner in the law firm of LeBoeuf,           Consolidated Edison, Inc., a utility
Board Member (1995)                           Lamb, Greene & MacRae, LLP                    company, Director
                                           President, Lincoln Center for The             Phoenix Companies, Inc., a life
                                               Performing Arts, Inc. (2001)                 insurance company, Director
                                                                                         Board Member/Trustee for several not-
                                                                                            for-profit groups

Joni Evans (65)                            Principal, Joni Evans LTD.                    None
Board Member (1987)                        Senior Vice President of the William
                                              Morris Agency (2005)

Ehud Houminer (66)                         Executive-in-Residence at the Columbia        Avnet Inc., an electronics distributor,
Board Member (2006)                           Business School, Columbia University          Director
                                                                                         International Advisory Board to the
                                                                                            MBA Program  School of Management,
                                                                                             Ben Gurion University, Chairman

Richard C. Leone (67)                      President of the Century Foundation           The American Prospect, Director
Board Member (2006)                         (formerly, The Twentieth Century             Center for American Progress, Director
                                             Fund, Inc.), a tax exempt research
                                             foundation engaged in the study of
                                             economic, foreign policy and
                                             domestic issues

Hans C. Mautner (69)                       President-International Division and an       Capital and Regional PLC, a British co-
Board Member (2006)                          Advisory Director of Simon Property           investing real estate asset manager,
                                             Group, a real estate investment               Director
                                             company (1998-present)                        Member-Board of Managers of:
                                           Director and Vice Chairman of Simon             Mezzacappa Long/Short Fund LLC
                                             Property  Group (1998-2003)                   Mezzacappa Partners LLC
                                             Chairman and Chief Executive Officer
                                             of Simon Global Limited (1999-
                                             present)

Robin A. Melvin (43)                       Director, Boisi Family Foundation, a            None
Board Member (2006)                         private family foundation that supports
                                            youth-serving organizations that
                                            promote the self sufficiency of youth
                                            from disadvantaged circumstances

Burton N. Wallack (56)                     President and co-owner of Wallack              None
Board Member (1991)                           Management Company, a real estate
                                              management company

John E. Zuccotti (70)                      Chairman of Brookfield Financial              Emigrant Savings Bank, Director
Board Member (2006)                          Properties, Inc.                            Wellpoint, Inc., Director
                                             Senior Counsel of Weil, Gotshal &           Visiting Nurse Service of New York,
                                             Manges, LLP                                    Director
                                           Chairman of the Real Estate Board of          Columbia University, Trustee
                                              New York                                   Doris Duke Charitable Foundation,
                                                                                           Trustee

1   None of the Board members are "interested persons" of the Acquiring Fund, as defined in the 1940 Act.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

          The undersigned shareholder of Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund") hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on September 7, 2007, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:30 a.m., on Monday, November 12, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

           3.   TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.

           4.   INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

          5.    MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

          If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly
Using the Enclosed Envelope

______________________________
Signature(s)            (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Intermediate Municipal Bond Fund, Inc. (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

               FOR                      AGAINST                     ABSTAIN
/_/ /_/ /_/

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

September 14, 2007

Acquisition of the Assets of

DREYFUS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

By and in Exchange for Shares of

DREYFUS INTERMEDIATE MUNICIPAL BOND
FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September 14, 2007 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund") in exchange for shares of Dreyfus Intermediate Municipal Bond Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated October 1, 2006.

2.	The Acquiring Fund's Annual Report for the fiscal year ended May 31, 2007.

3.	The Fund's Annual Report for the fiscal year ended December 31, 2006.

4.	The Fund's Semi-Annual Report for the six-month period ended June 30, 2007.

5.	Pro forma financials for the combined Fund and Acquiring Fund as of May 31, 2007.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated September 14, 2007 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated October 1, 2006 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A, filed September 27, 2006 (File No. 2-83357). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated May 31, 2007, filed July 25, 2007.

          The Fund's Statement of Additional Information dated May 1, 2007 is incorporated herein by reference to the Fund's Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A, filed April 30, 2007 (File No. 33-44227). The financial statements of the Fund are incorporated herein by reference to its Annual Report dated December 31, 2006, filed February 28, 2007, and Semi-Annual Report for the six-month period ended June 30, 2007, to be filed on or about August 27, 2007.

Pro Forma STATEMENT OF INVESTMENTS
Dreyfus Intermediate Municipal Bond Fund, Inc.
May 31, 2007 (Unaudited)
                                                                         Principal Amount ($)                                    Value ($)
                                                          ----------------------------------------------------------------------------------------------
                                                              Dreyfus        Dreyfus Florida                 Dreyfus          Dreyfus Florida
                                                            Intermediate      Intermediate    Pro Forma    Intermediate         Intermediate    Pro Forma
                                                              Municipal        Municipal      Combined      Municipal            Municipal      Combined
                                                           Bond Fund, Inc.     Bond Fund       (*)       Bond Fund, Inc.         Bond Fund         (*)

Long-Term Municipal                    Coupon       Maturity
Investments--99.9%                     Rate (%)      Date
--------------------------------------------------------------------------------------------------------------------------------------------------------
Alabama--1.5%
Alabama Port Authority,
      Docks Facilities Revenue
      (Insured; MBIA)                    5.00       10/1/22     5000000                       5,000,000      5,276,300                            5,276,300
Huntsville Health Care Authority,
      Revenue (Insured; MBIA)            5.00        6/1/13   1,600,000                       1,600,000      1,680,864                            1,680,864
Jefferson County,
      Limited Obligation School
      Warrants                           5.25        1/1/23   5,500,000                       5,500,000      5,804,700                            5,804,700
McIntosh Industrial Development
      Board, Environmental
      Facilities Revenue (Ciba
      Specialty Chemicals
      Corporation Project)               4.65        6/1/08     375,000                         375,000        377,340                              377,340
Alaska--3.7%
Alaska International Airports,
      Revenue (Insured; AMBAC)           5.50       10/1/11   2,560,000                       2,560,000      2,724,326                            2,724,326
Alaska International Airports,
      Revenue (Insured; AMBAC)           5.50       10/1/12   1,620,000                       1,620,000      1,742,018                            1,742,018
Alaska Student Loan Corporation,
      Student Loan Revenue (Insured;
      AMBAC)                             6.00        7/1/16   6,380,000                       6,380,000      6,712,398                            6,712,398
Anchorage
      (Insured; FGIC)                    5.88       12/1/10   2,365,000 a                     2,365,000      2,522,414                            2,522,414
Anchorage
      (Insured; FGIC)                    5.88       12/1/10   1,500,000 a                     1,500,000      1,599,840                            1,599,840
Anchorage,
      Electric Utility Revenue
      (Insured; MBIA)                    6.50       12/1/08   2,755,000                       2,755,000      2,863,492                            2,863,492
Anchorage,
      Electric Utility Revenue
      (Insured; MBIA)                    6.50       12/1/09   2,910,000                       2,910,000      3,094,145                            3,094,145
Anchorage,
      GO (Schools) (Insured; FGIC)       5.25        9/1/13   2,000,000 a                     2,000,000      2,147,780                            2,147,780
Anchorage,
      LR, Correctional Facility
      (Insured; FSA)                     5.88        2/1/10   3,175,000 a                     3,175,000      3,338,322                            3,338,322
Northern Tobacco Securitization
      Corporation, Tobacco
      Settlement Asset-Backed Bonds      6.00        6/1/10   4,745,000 a                     4,745,000      5,027,992                            5,027,992
Northern Tobacco Securitization
      Corporation, Tobacco
      Settlement Asset-Backed Bonds      6.20        6/1/10   1,920,000 a                     1,920,000      2,002,234                            2,002,234
California--6.3%
ABAG Finance Authority for
      Nonprofit Corporations,
      Revenue (San Diego Hospital
      Association)                       5.13        3/1/18   1,000,000                       1,000,000      1,029,800                            1,029,800
Arcadia Unified School District,
      GO (Insured; FSA)                  0.00        8/1/20   1,635,000                       1,635,000        888,377                              888,377
Bay Area Infrastructure Financing
      Authority, State Payment
      Acceleration Notes (Insured;
      XLCA)                              5.00        8/1/17   3,000,000                       3,000,000      3,165,720                            3,165,720
California,
      GO                                 5.00        8/1/22   5,000,000                       5,000,000      5,229,850                            5,229,850
California Health Facilities
      Financing Authority, Revenue
      (Cedars-Sinai Medical Center)      5.00      11/15/19   1,500,000                       1,500,000      1,546,905                            1,546,905
California Housing Finance Agency,
      Home Mortgage Revenue              4.55        8/1/21   5,000,000                       5,000,000      4,940,600                            4,940,600
California Infrastructure and
      Economic Development Bank, Bay
      Area Toll Bridges Seismic
      Retrofit Revenue (First Lien)
      (Insured; FSA)                     5.25        7/1/13   3,300,000 a                     3,300,000      3,556,674                            3,556,674
California State Public Works
      Board, LR (Department of
      Mental Health-Coalinga State
      Hospital)                          5.50        6/1/18   3,000,000                       3,000,000      3,276,420                            3,276,420
California Statewide Communities
      Development Authority, Revenue
      (Huntington Memorial Hospital)     5.00        7/1/17   2,895,000                       2,895,000      3,012,971                            3,012,971
Elsinore Valley Municipal Water
      District, COP (Insured; FGIC)      5.38        7/1/16   3,295,000                       3,295,000      3,653,002                            3,653,002
Foothill/Eastern Transportation
      Corridor Agency, Toll Road
      Revenue                            7.00        1/1/08   5,000,000                       5,000,000      5,098,950                            5,098,950
Golden State Tobacco
      Securitization Corporation,
      Enhanced Tobacco Settlement
      Asset-Backed Bonds                 5.75        6/1/08   6,950,000 a                     6,950,000      7,093,795                            7,093,795
Golden State Tobacco
      Securitization Corporation,
      Enhanced Tobacco Settlement
      Asset-Backed Bonds                 5.00        6/1/19   2,000,000                       2,000,000      2,042,520                            2,042,520
Golden State Tobacco
      Securitization Corporation,
      Tobacco Settlement
      Asset-Backed Bonds                 4.50        6/1/27   5,000,000                       5,000,000      4,893,450                            4,893,450
Los Angeles County Public Works
      Financing Authority, Revenue
      (Regional Park and Open Space
      District)                          5.00       10/1/07   1,915,000 a                     1,915,000      1,942,212                            1,942,212
Sacramento County Sanitation
      District Financing Authority,
      Revenue (Sacramento Regional
      County Sanitation District)
      (Insured; FGIC)                    5.25       12/1/23   3,125,000                       3,125,000      3,510,750                            3,510,750
Tobacco Securitization Authority
      of Southern California,
      Tobacco Settlement
      Asset-Backed Bonds (San Diego
      County Tobacco Asset
      Securitization Corporation)        4.75        6/1/25   2,500,000                       2,500,000      2,479,100                            2,479,100
Colorado--.6%
El Paso County School District
      (Number 11 Colorado Springs)       6.25       12/1/09   1,000,000                       1,000,000      1,058,890                            1,058,890
El Paso County School District
      (Number 11 Colorado Springs)       6.50       12/1/10   2,000,000                       2,000,000      2,174,800                            2,174,800
El Paso County School District
      (Number 11 Colorado Springs)       6.50       12/1/11   2,040,000                       2,040,000      2,263,196                            2,263,196
Connecticut--.1%
Mashantucket Western Pequot Tribe,
      Special Revenue                    5.60        9/1/09   1,000,000 b                     1,000,000      1,022,610                            1,022,610
District of Columbia--1.0%
District of Columbia
      (Insured; MBIA)                    6.00        6/1/12   3,280,000                       3,280,000      3,586,286                            3,586,286
District of Columbia,
      Revenue (Howard University
      Issue) (Insured; AMBAC)            5.00       10/1/21   2,545,000                       2,545,000      2,691,668                            2,691,668
District of Columbia,
      Revenue (Howard University
      Issue) (Insured; AMBAC)            5.00       10/1/22   2,660,000                       2,660,000      2,806,992                            2,806,992
Florida--19.1%
Bay County,
      Sales Tax Revenue (Insured;
      AMBAC)                             5.00        9/1/24                 3,325,000         3,325,000                        3,502,156          3,502,156
Brevard County,
      Local Option Fuel Tax Revenue
      (Insured; FGIC)                    5.00        8/1/23                 1,260,000         1,260,000                        1,318,804          1,318,804
Brevard County Health Facilities
      Authority, Revenue (Holmes
      Regional Medical Center)
      (Insured; MBIA)                    5.30       10/1/07                 3,000,000         3,000,000                        3,013,170          3,013,170
Broward County School Board,
      COP (Insured; FSA)                 5.50        7/1/11                 4,715,000 a       4,715,000                        5,047,502          5,047,502
Capital Projects Finance
      Authority, Student Housing
      Revenue (Capital Projects Loan
      Program) (Insured; MBIA)           5.50       10/1/16                 4,285,000         4,285,000                        4,549,042          4,549,042
Clay County Housing Finance
      Authority, Revenue
      (Multi-County Program)
      (Collateralized: FNMA and GNMA)    4.85       10/1/11                   340,000           340,000                          346,001            346,001
Collier County,
      Gas Tax Revenue (Insured;
      AMBAC)                             5.25        6/1/19   2,190,000                       2,190,000      2,328,145                            2,328,145
Collier County School Board,
      COP (Master Lease Program
      Agreement) (Insured; FSA)          5.25       2/15/20                 3,500,000         3,500,000                        3,846,080          3,846,080
Collier County School Board,
      COP (Master Lease Program
      Agreement) (Insured; FSA)          5.25       2/15/22                 2,000,000         2,000,000                        2,206,520          2,206,520
Dade County,
      Special Obligation Revenue
      (Insured; AMBAC)                   0.00       10/1/10                 6,825,000         6,825,000                        5,990,712          5,990,712
Dade County,
      Water and Sewer System Revenue
      (Insured; FGIC)                    6.25       10/1/11                 2,115,000         2,115,000                        2,311,716          2,311,716
Florida Board of Education,
      Lottery Revenue (Insured; FGIC)    5.25        7/1/18                 9,330,000         9,330,000                        9,762,632          9,762,632
Florida Board of Education,
      Lottery Revenue (Insured; FGIC)    5.25        7/1/18                 2,500,000         2,500,000                        2,659,850          2,659,850
Florida Board of Education,
      Lottery Revenue (Insured; FGIC)    5.25        7/1/19                 3,675,000         3,675,000                        3,845,410          3,845,410
Florida Department of
      Transportation, Turnpike
      Revenue                            5.25        7/1/23                 1,945,000         1,945,000                        2,030,872          2,030,872
Florida Education System,
      University of Florida Housing
      Revenue (Insured; FGIC)            5.00        7/1/22                 2,055,000         2,055,000                        2,162,949          2,162,949
Florida Hurricane Catastrophe Fund
      Finance Corporation, Revenue       5.00        7/1/12   5,000,000                       5,000,000      5,238,300                            5,238,300
Florida Municipal Power Agency,
      Revenue (Stanton II Project)
      (Insured; AMBAC)                   5.50       10/1/15                 3,635,000         3,635,000                        3,910,969          3,910,969
Florida Ports Financing
      Commission, Revenue
      (Transportation Trust Fund -
      Intermodal Program) (Insured;
      FGIC)                              5.50       10/1/16                 1,745,000         1,745,000                        1,817,051          1,817,051
Florida Water Pollution Control
      Financing Corporation, Water
      PCR                                5.25       1/15/21                 2,545,000         2,545,000                        2,711,596          2,711,596
Hillsborough County,
      GO (Unincorporated Area Parks
      and Recreation Program)
      (Insured; MBIA)                    5.00        7/1/22                 1,155,000         1,155,000                        1,258,107          1,258,107
Hillsborough County,
      Utility Revenue (Insured;
      AMBAC)                             5.50        8/1/14                 3,205,000         3,205,000                        3,514,988          3,514,988
Hillsborough County Industrial
      Development Authority, HR
      (Tampa General Hospital)           5.25       10/1/15                 3,000,000         3,000,000                        3,135,210          3,135,210
Hillsborough County Industrial
      Development Authority, PCR
      (Tampa Electric Company
      Project)                           5.10       10/1/13   5,000,000                       5,000,000      5,199,150                            5,199,150
Hillsborough County School Board,
      COP (Insured; MBIA)                5.00        7/1/16                 2,625,000         2,625,000                        2,711,520          2,711,520
Indian River County,
      GO (Insured; MBIA)                 5.00        7/1/20                 2,265,000         2,265,000                        2,401,466          2,401,466
Indian Trace Development District,
      Water Management Special
      Benefit Assessment (Insured;
      MBIA)                              5.00        5/1/20                 1,500,000         1,500,000                        1,592,085          1,592,085
Jacksonville,
      Guaranteed Entitlement Revenue
      (Improvement) (Insured; FGIC)      5.38       10/1/16                 3,080,000         3,080,000                        3,295,446          3,295,446
Jacksonville,
      Sales Tax Revenue (Insured;
      AMBAC)                             5.50       10/1/14                 1,500,000         1,500,000                        1,595,985          1,595,985
Jacksonville,
      Sales Tax Revenue (Insured;
      AMBAC)                             5.50       10/1/15                 1,500,000         1,500,000                        1,595,985          1,595,985
Jacksonville,
      Sales Tax Revenue (River City
      Renaissance Project) (Insured;
      FGIC)                              5.13       10/1/18                 2,500,000         2,500,000                        2,502,600          2,502,600
Lakeland,
      Electric and Water Revenue         5.90       10/1/07                 2,385,000         2,385,000                        2,401,790          2,401,790
Lee County,
      Transportation Facilities
      Revenue (Insured; AMBAC)           5.50       10/1/15                 2,500,000         2,500,000                        2,659,975          2,659,975
Lee County Industrial Development
      Authority, Healthcare
      Facilities Revenue (Cypress
      Cove at Healthpark Florida,
      Inc. Project)                      4.75       10/1/08   1,155,000                       1,155,000      1,155,959                            1,155,959
Martin County,
      Utility System Revenue
      (Insured; FGIC)                    5.50       10/1/12                 1,065,000         1,065,000                        1,146,547          1,146,547
Martin County,
      Utility System Revenue
      (Insured; FGIC)                    5.50       10/1/13                 1,485,000         1,485,000                        1,615,814          1,615,814
Miami,
      Limited Ad Valorem Tax
      (Homeland Defense/Neighborhood
      Capital Improvement Projects)
      (Insured; MBIA)                    5.50        1/1/16                 3,000,000         3,000,000                        3,202,170          3,202,170
Miami-Dade County,
      Public Service Tax Revenue
      (UMSA Public Improvements)
      (Insured; AMBAC)                   5.50        4/1/16                 2,190,000         2,190,000                        2,344,658          2,344,658
Miami-Dade County School Board,
      COP (Master Lease Purchase
      Agreement) (Insured; FGIC)         5.00        8/1/15   5,000,000                       5,000,000      5,290,200                            5,290,200
Miami-Dade County School Board,
      COP (Master Lease Purchase
      Agreement) (Insured; FGIC)         5.25       10/1/17   5,000,000                       5,000,000      5,350,900                            5,350,900
Miami-Dade County School Board,
      COP (Miami-Dade County School
      Board Foundation, Inc.)
      (Insured; AMBAC)                   5.00       11/1/26                 3,000,000         3,000,000                        3,131,550          3,131,550
Miami-Dade County,
      Transit System Sales Surtax
      Revenue (Insured; XLCA)            5.00        7/1/24                 2,530,000         2,530,000                        2,653,186          2,653,186
Northern Palm Beach County
      Improvement District, Water
      Control and Improvement (Unit
      of Development Number 5B)          5.75        8/1/09                   795,000 a         795,000                          816,091            816,091
Okaloosa County,
      Water and Sewer Revenue
      (Insured; FSA)                     4.50        7/1/24                 2,620,000         2,620,000                        2,606,009          2,606,009
Orange County,
      Tourist Development Tax
      Revenue (Insured; AMBAC)           5.00       10/1/15                 1,010,000         1,010,000                        1,036,765          1,036,765
Orange County Health Facilities
      Authority, HR (Orlando
      Regional Healthcare) (Insured;
      MBIA)                              6.25       10/1/11                 1,770,000         1,770,000                        1,937,583          1,937,583
Palm Bay,
      Educational Facilities Revenue
      (Patriot Charter School
      Project)                           6.75        7/1/22                 3,000,000         3,000,000                        3,290,430          3,290,430
Palm Beach County,
      Criminal Justice Facilities
      Revenue (Insured; FGIC)            5.38        6/1/10                 1,825,000         1,825,000                        1,905,519          1,905,519
Palm Beach County,
      Public Improvement Revenue
      (Convention Center Project)
      (Insured; FGIC)                    5.50       11/1/11                 1,785,000 a       1,785,000                        1,903,149          1,903,149
Palm Beach County School Board,
      COP (Insured; AMBAC)               5.38        8/1/14   4,000,000                       4,000,000      4,340,320                            4,340,320
Palm Beach County School Board,
      COP (Insured; FGIC)                6.00        8/1/10                 4,000,000 a       4,000,000                        4,292,400          4,292,400
Palm Beach County School Board,
      COP (Insured; FSA)                 5.50        8/1/12                 4,910,000 a       4,910,000                        5,280,067          5,280,067
Polk County,
      Constitutional Fuel Tax
      Revenue Improvement (Insured;
      MBIA)                              5.00       12/1/19                 1,330,000         1,330,000                        1,415,439          1,415,439
Polk County,
      Utility System Revenue
      (Insured; FGIC)                    5.25       10/1/18   2,000,000                       2,000,000      2,135,660                            2,135,660
Saint Johns County,
      Sales Tax Revenue (Insured;
      MBIA)                              5.00       10/1/25                 1,545,000         1,545,000                        1,623,084          1,623,084
Sarasota County School Board,
      COP (Master Lease Program)
      (Insured; FGIC)                    5.00        7/1/15                 1,000,000         1,000,000                        1,063,840          1,063,840
Seminole County,
      Water and Sewer Revenue            5.00       10/1/21                 1,050,000         1,050,000                        1,105,093          1,105,093
Seminole County,
      Water and Sewer Revenue            5.00       10/1/22                 4,530,000         4,530,000                        4,770,951          4,770,951
Volusia County School Board,
      Sales Tax Revenue (Insured;
      FSA)                               5.38       10/1/15                 4,000,000         4,000,000                        4,279,800          4,279,800
Georgia--2.5%
Athens Housing Authority,
      Student Housing LR (UGAREF
      East Campus Housing, LLC
      Project) (Insured; AMBAC)          5.25       12/1/15   2,560,000                       2,560,000      2,711,014                            2,711,014
Athens Housing Authority,
      Student Housing LR (UGAREF
      East Campus Housing, LLC
      Project) (Insured; AMBAC)          5.25       12/1/16   2,700,000                       2,700,000      2,855,196                            2,855,196
Atlanta,
      Water and Wastewater Revenue
      (Insured; FSA)                     5.25       11/1/15   5,000,000                       5,000,000      5,400,200                            5,400,200
Milledgeville and Baldwin County
      Development Authority, Revenue
      (Georgia College and State
      University Foundation Property
      III, LLC Student Housing
      System Project)                    6.00        9/1/10   1,275,000                       1,275,000      1,344,347                            1,344,347
Milledgeville and Baldwin County
      Development Authority, Revenue
      (Georgia College and State
      University Foundation Property
      III, LLC Student Housing
      System Project)                    5.25        9/1/19   1,710,000                       1,710,000      1,807,385                            1,807,385
Municipal Electric Authority of
      Georgia, Combustion Turbine
      Project Revenue (Insured; MBIA)    5.25       11/1/12   2,735,000                       2,735,000      2,917,479                            2,917,479
Municipal Electric Authority of
      Georgia, Combustion Turbine
      Project Revenue (Insured; MBIA)    5.25       11/1/16   5,000,000                       5,000,000      5,322,050                            5,322,050
Hawaii--.3%
Kuakini Health System,
      Special Purpose Revenue            5.50        7/1/12   2,575,000                       2,575,000      2,702,076                            2,702,076
Illinois--3.1%
Chicago Housing Authority,
      Revenue (Capital Program)          5.00        7/1/09   2,500,000                       2,500,000      2,560,225                            2,560,225
Chicago Housing Authority,
      Revenue (Capital Program)          5.25        7/1/10   2,420,000                       2,420,000      2,518,615                            2,518,615
Chicago O'Hare International
      Airport, General Airport Third
      Lien Revenue (Insured; CIFG)       5.50        1/1/15   6,450,000                       6,450,000      6,983,544                            6,983,544
Chicago O'Hare International
      Airport, Second Lien Passenger
      Facility Charge Revenue
      (Insured; AMBAC)                   5.25        1/1/10   3,095,000                       3,095,000      3,187,417                            3,187,417
Chicago Park District,
      GO Limited Tax Park (Insured;
      FGIC)                              5.50        7/1/11   4,005,000 a                     4,005,000      4,251,588                            4,251,588
Chicago Park District,
      GO Limited Tax Park (Insured;
      FGIC)                              5.50        1/1/20   1,300,000                       1,300,000      1,373,996                            1,373,996
Illinois Health Facilities
      Authority, Revenue (The
      Passavant Memorial Area
      Hospital Association Project)      5.65       10/1/10   4,850,000 a                     4,850,000      5,154,483                            5,154,483
Metropolitan Pier and Exposition
      Authority, Dedicated State Tax
      Revenue (McCormick Place
      Expansion Project) (Insured;
      MBIA)                            0/5.55        44,362   2,500,000 c                     2,500,000      2,108,750                            2,108,750
Indiana--.9%
Indiana Health Facility Financing
      Authority, Revenue (Ascension
      Health Subordinate Credit
      Group)                             5.00        5/1/13   1,000,000                       1,000,000      1,047,250                            1,047,250
Indianapolis Local Public
      Improvement Bond Bank
      (Insured; FSA)                     6.50        1/1/11   6,415,000                       6,415,000      6,973,105                            6,973,105
Kansas--1.6%
Wyandotte County/Kansas City
      Unified Government, Tax-Exempt
      Sales Tax Special Obligation
      Revenue (Redevelopment Project
      Area B)                            4.75       12/1/16   3,800,000                       3,800,000      3,888,046                            3,888,046
Wyandotte County/Kansas City
      Unified Government, Utility
      System Revenue (Insured; AMBAC)    5.65        9/1/18   9,130,000                       9,130,000     10,355,520                           10,355,520
Kentucky--.5%
Ashland,
      PCR (Ashland Inc. Project)         5.70       11/1/09   4,000,000                       4,000,000      4,172,360                            4,172,360
Louisiana--.2%
Morehouse Parish,
      PCR (International Paper
      Company Project)                   5.25      11/15/13   2,000,000                       2,000,000      2,086,040                            2,086,040
Maine--.5%
Maine Housing Authority,
      Mortgage Purchase                  4.75      11/15/21   4,100,000                       4,100,000      4,112,669                            4,112,669
Massachusetts--2.6%
Massachusetts,
      Consolidated Loan                  5.00       12/1/10   3,000,000                       3,000,000      3,113,460                            3,113,460
Massachusetts Bay Transportation
      Authority, Senior Sales Tax
      Revenue                            5.25        7/1/19   2,500,000                       2,500,000      2,767,950                            2,767,950
Massachusetts Educational
      Financing Authority, Education
      Loan Revenue (Insured; AMBAC)      4.60        1/1/22   5,000,000                       5,000,000      4,936,050                            4,936,050
Massachusetts Industrial Finance
      Agency, RRR (Ogden Haverhill
      Project)                           5.35       12/1/10   3,000,000                       3,000,000      3,113,160                            3,113,160
Massachusetts Water Resource
      Authority, General Revenue
      (Insured; MBIA)                    5.25        8/1/19   8,420,000                       8,420,000      9,239,266                            9,239,266
Michigan--3.7%
Detroit,
      Water Supply System Revenue
      (Insured; FSA)                     5.00        7/1/22   5,000,000                       5,000,000      5,270,350                            5,270,350
Detroit Local Development Finance
      Authority, Tax Increment
      Revenue                            5.20        5/1/10   5,745,000                       5,745,000      5,834,622                            5,834,622
Greater Detroit Resource Recovery
      Authority, RRR (Insured; AMBAC)    6.25      12/13/08   7,755,000                       7,755,000      8,039,376                            8,039,376
Michigan Building Authority,
      Revenue (State Police
      Communications System)             5.25       10/1/13   1,945,000                       1,945,000      2,083,659                            2,083,659
Michigan Hospital Finance
      Authority, Revenue (Oakwood
      Obligation Group)                  5.50       11/1/11   3,500,000                       3,500,000      3,678,675                            3,678,675
Michigan Hospital Finance
      Authority, Revenue (Sparrow
      Obligation Group)                  5.25      11/15/11   2,500,000                       2,500,000      2,602,525                            2,602,525
Michigan Hospital Finance
      Authority, Revenue (Sparrow
      Obligation Group)                  5.75      11/15/11   3,250,000 a                     3,250,000      3,515,493                            3,515,493
Michigan Municipal Bond Authority,
      Revenue (Drinking Water
      Revolving Fund)                    5.25       10/1/09   2,370,000 a                     2,370,000      2,448,328                            2,448,328
Minnesota--1.0%
Lakeville Independent School
      District Number 194, GO
      (Insured; FSA)                     5.00        2/1/18   5,000,000                       5,000,000      5,244,550                            5,244,550
Saint Paul Housing and
      Redevelopment Authority,
      Hospital Facility Revenue
      (HealthEast Project)               5.00      11/15/17   3,000,000                       3,000,000      3,052,710                            3,052,710
Saint Paul Housing and
      Redevelopment Authority,
      Hospital Facility Revenue
      (HealthEast Project)               5.75      11/15/21   1,000,000                       1,000,000      1,071,460                            1,071,460
Mississippi--.8%
Mississippi Development Bank,
      Special Obligation Revenue
      (Madison County Highway
      Construction Project)
      (Insured; FGIC)                    5.00        1/1/22   5,000,000                       5,000,000      5,258,800                            5,258,800
Walnut Grove Correctional
      Authority, COP (Insured; AMBAC)    5.50       11/1/07   1,855,000                       1,855,000      1,868,337                            1,868,337
Missouri--.7%
Missouri Development Finance
      Board, Infrastructure
      Facilities Revenue (Branson
      Landing Project)                   6.00        6/1/20   3,160,000                       3,160,000      3,590,929                            3,590,929
Saint Louis,
      Airport Revenue (Airport
      Development Program) (Insured;
      MBIA)                              5.63        7/1/11   2,500,000 a                     2,500,000      2,662,700                            2,662,700
Nevada--.6%
Director of the State of Nevada
      Department of Business and
      Industry, SWDR (Republic
      Services, Inc. Project)            5.63        6/1/18   5,000,000                       5,000,000      5,382,650                            5,382,650
New Hampshire--.4%
New Hampshire Higher Educational
      and Health Facilities
      Authority, HR (The Cheshire
      Medical Center Issue)              5.13        7/1/18   4,125,000                       4,125,000      4,190,876                            4,190,876
New Jersey--3.3%
Camden County Improvement
      Authority, Health Care
      Redevelopment Project Revenue
      (The Cooper Health System
      Obligated Group Issue)             5.25       2/15/20   3,000,000                       3,000,000      3,114,270                            3,114,270
Casino Reinvestment Development
      Authority, Revenue (Insured;
      MBIA)                              5.25        6/1/19   5,000,000                       5,000,000      5,403,350                            5,403,350
New Jersey Economic Development
      Authority, Cigarette Tax
      Revenue                            5.38       6/15/15   3,300,000                       3,300,000      3,514,665                            3,514,665
New Jersey Economic Development
      Authority, Cigarette Tax
      Revenue                            5.50       6/15/16   1,000,000                       1,000,000      1,077,810                            1,077,810
New Jersey Educational Facilities
      Authority, Revenue (Rider
      University Issue) (Insured;
      Radian)                            5.00        7/1/10   1,880,000                       1,880,000      1,924,913                            1,924,913
New Jersey Educational Facilities
      Authority, Revenue (Rider
      University Issue) (Insured;
      Radian)                            5.00        7/1/11   1,970,000                       1,970,000      2,029,632                            2,029,632
New Jersey Health Care Facilities
      Financing Authority, Revenue
      (South Jersey Hospital Issue)      6.00        7/1/12   3,425,000                       3,425,000      3,603,066                            3,603,066
New Jersey Turnpike Authority,
      Revenue (Insured; MBIA)            5.63        1/1/10   3,910,000 a                     3,910,000      4,083,369                            4,083,369
Tobacco Settlement Financing
      Corporation of New Jersey,
      Tobacco Settlement
      Asset-Backed Bonds                 4.50        6/1/23   5,000,000                       5,000,000      4,896,650                            4,896,650
New Mexico--.5%
Jicarilla,
      Apache Nation Revenue              5.00        9/1/11   1,500,000                       1,500,000      1,532,100                            1,532,100
Jicarilla,
      Apache Nation Revenue              5.00        9/1/13   2,905,000                       2,905,000      2,984,917                            2,984,917
New York--6.9%
Long Island Power Authority,
      Electric System General
      Revenue (Insured; MBIA)            3.31        9/1/15   3,000,000 d                     3,000,000      2,993,490                            2,993,490
New York City                            5.00        4/1/20   2,500,000                       2,500,000      2,619,425                            2,619,425
New York City                            5.00        4/1/22   5,110,000                       5,110,000      5,340,257                            5,340,257
New York City
      (Insured; FSA)                     5.00        6/1/16   3,395,000                       3,395,000      3,627,150                            3,627,150
New York City Industrial
      Development Agency, Special
      Facility Revenue (American
      Airlines, Inc. John F. Kennedy
      International Airport Project)     7.13        8/1/11   2,000,000                       2,000,000      2,109,760                            2,109,760
New York City Industrial
      Development Agency, Special
      Facility Revenue (American
      Airlines, Inc. John F. Kennedy
      International Airport Project)     7.50        8/1/16   3,500,000                       3,500,000      4,050,550                            4,050,550
New York City Municipal Water
      Finance Authority, Water and
      Sewer System Revenue (Insured;
      FGIC)                              5.13       6/15/07   4,830,000 a                     4,830,000      4,880,618                            4,880,618
New York State Dormitory
      Authority, FHA-Insured
      Mortgage HR (The Long Island
      College Hospital)                  6.00       8/15/15   5,005,000                       5,005,000      5,437,532                            5,437,532
New York State Dormitory
      Authority, Revenue (State
      University Educational
      Facilities)                        5.50       5/15/10   2,000,000                       2,000,000      2,089,320                            2,089,320
New York State Local Government
      Assistance Corporation             5.25        4/1/16   3,425,000                       3,425,000      3,727,736                            3,727,736
New York State Local Government
      Assistance Corporation
      (Insured; FSA)                     5.25        4/1/16   2,200,000                       2,200,000      2,387,814                            2,387,814
New York State Thruway Authority,
      Local Highway and Bridge
      Service Contract Revenue           5.50        4/1/12   3,950,000                       3,950,000      4,229,344                            4,229,344
New York State Thruway Authority,
      Local Highway and Bridge
      Service Contract Revenue
      (Insured; XLCA)                    5.50        4/1/13   5,000,000                       5,000,000      5,359,950                            5,359,950
New York State Thruway Authority,
      Second General Highway and
      Bridge Trust Fund (Insured;
      AMBAC)                             5.33        4/1/18   5,000,000 b,e                   5,000,000      5,336,500                            5,336,500
New York State Urban Development
      Corporation, Corporate Purpose
      Subordinate Lien                   5.13        7/1/19   2,000,000                       2,000,000      2,114,140                            2,114,140
New York State Urban Development
      Corporation, State Personal
      Income Tax Revenue (State
      Facilities and Equipment)          5.25       3/15/11   1,565,000                       1,565,000      1,641,748                            1,641,748
Tobacco Settlement Financing
      Corporation of New York,
      Asset-Backed Revenue Bonds
      (State Contingency Contract
      Secured)                           5.50        6/1/18   4,000,000                       4,000,000      4,268,560                            4,268,560
North Carolina--4.3%
North Carolina Eastern Municipal
      Power Agency, Power System
      Revenue                            5.13        1/1/14   3,000,000                       3,000,000      3,142,800                            3,142,800
North Carolina Eastern Municipal
      Power Agency, Power System
      Revenue                            5.00        1/1/21   1,200,000                       1,200,000      1,298,688                            1,298,688
North Carolina Eastern Municipal
      Power Agency, Power System
      Revenue (Insured; AMBAC)           5.00        1/1/20   5,000,000                       5,000,000      5,291,150                            5,291,150
North Carolina Eastern Municipal
      Power Agency, Power System
      Revenue (Insured; AMBAC)           5.25        1/1/20   5,000,000                       5,000,000      5,395,450                            5,395,450
North Carolina Medical Care
      Commission, FHA Insured
      Mortgage Revenue (Morehead
      Memorial Hospital Project)
      (Insured; FSA)                     5.00       11/1/20   5,000,000                       5,000,000      5,237,700                            5,237,700
North Carolina Medical Care
      Commission, Retirement
      Facilities First Mortgage
      Revenue (The United Methodist
      Retirement Homes Project)          4.75       10/1/13   1,000,000                       1,000,000      1,011,220                            1,011,220
North Carolina Medical Care
      Commission, Retirement
      Facilities First Mortgage
      Revenue (The United Methodist
      Retirement Homes Project)          5.13       10/1/19   1,250,000                       1,250,000      1,286,200                            1,286,200
North Carolina Municipal Power
      Agency Number 1, Catawba
      Electric Revenue (Insured; FSA)    5.25        1/1/16   2,540,000                       2,540,000      2,703,906                            2,703,906
North Carolina Municipal Power
      Agency Number 1, Catawba
      Electric Revenue (Insured; FSA)    5.25        1/1/17  10,000,000                      10,000,000     10,593,900                           10,593,900
Raleigh Durham Airport Authority,
      Airport Revenue (Insured; FGIC)    5.25       11/1/12   2,365,000                       2,365,000      2,502,667                            2,502,667
Ohio--1.2%
Cuyahoga County,
      Revenue (Cleveland Clinic
      Health System)                     6.00        1/1/17   5,000,000                       5,000,000      5,506,700                            5,506,700
Knox County,
      Hospital Facilities Revenue
      (Knox Community Hospital)
      (Insured; Radian)                  5.00        6/1/12   1,500,000                       1,500,000      1,539,465                            1,539,465
Ohio Higher Educational Facility
      Commission, Higher Educational
      Facility Revenue (Xavier
      University Project) (Insured;
      CIFG)                              5.25        5/1/20   3,230,000                       3,230,000      3,478,710                            3,478,710
Oregon--1.1%
Tri-County Metropolitan
      Transportation District,
      Payroll Tax and Grant Receipt
      Revenue (Insured; MBIA)            4.00        5/1/14   4,000,000                       4,000,000      4,001,200                            4,001,200
Washington County Unified Sewerage
      Agency, Senior Lien Sewer
      Revenue (Insured; FGIC)            5.75       10/1/12   5,670,000                       5,670,000      6,184,609                            6,184,609
Pennsylvania--4.9%
Allegheny County,
      Airport Revenue (Pittsburgh
      International Airport)
      (Insured; MBIA)                    5.75        1/1/11   5,000,000                       5,000,000      5,282,400                            5,282,400
Allegheny County Hospital
      Development Authority, Health
      System Revenue (West Penn
      Allegheny Health System)           5.00      11/15/28   5,000,000 f                     5,000,000      4,935,100                            4,935,100
Allegheny County Industrial
      Development Authority, PCR
      (Duquesne Light Company
      Project) (Insured; AMBAC)          4.05        9/1/11   2,000,000                       2,000,000      2,018,960                            2,018,960
Delaware River Joint Toll Bridge
      Commission, Bridge Revenue         5.25        7/1/13   2,500,000                       2,500,000      2,666,475                            2,666,475
Delaware Valley Regional Finance
      Authority, Local Government
      Revenue                            5.75        7/1/17   6,830,000                       6,830,000      7,668,792                            7,668,792
Erie County Industrial Development
      Authority, EIR (International
      Paper Company Project)             5.25        9/1/10   2,100,000                       2,100,000      2,152,395                            2,152,395
Montgomery County Higher Education
      and Health Authority, HR
      (Abington Memorial Hospital)
      (Insured; AMBAC)                   6.10        6/1/12   5,000,000                       5,000,000      5,475,600                            5,475,600
Pennsylvania Higher Educational
      Facilities Authority, Revenue
      (UPMC Health System)               6.25       1/15/15   3,660,000                       3,660,000      3,966,635                            3,966,635
Philadelphia,
      GO (Insured; XLCA)                 5.25       2/15/13   5,535,000                       5,535,000      5,894,664                            5,894,664
Sayre Health Care Facilities
      Authority, Revenue (Guthrie
      Health Issue)                      6.00       12/1/11   1,475,000 a                     1,475,000      1,612,706                            1,612,706
Sayre Health Care Facilities
      Authority, Revenue (Guthrie
      Health Issue)                      6.00       12/1/12     525,000                         525,000        568,748                              568,748
State Public School Building
      Authority, School LR (Colonial
      Intermediate Unit Number 20)
      (Insured; FGIC)                    5.25       5/15/19   2,175,000                       2,175,000      2,344,976                            2,344,976
Rhode Island--.9%
Rhode Island Health and
      Educational Building
      Corporation, Health Facilities
      Revenue (Saint Antoine
      Residence Issue) (LOC; Allied
      Irish Bank)                        5.50      11/15/09   2,095,000                       2,095,000      2,141,823                            2,141,823
Rhode Island Health and
      Educational Building
      Corporation, Hospital
      Financing Revenue (Lifespan
      Obligation Group Issue)
      (Insured; MBIA)                    5.75       5/15/08     560,000                         560,000        570,377                              570,377
Rhode Island Health and
      Educational Building
      Corporation, Revenue (Roger
      Williams University) (Insured;
      Radian)                            5.00      11/15/21   1,360,000                       1,360,000      1,401,929                            1,401,929
Rhode Island Student Loan
      Authority, Student Loan
      Program Revenue (Insured;
      AMBAC)                             4.80       12/1/21   3,600,000                       3,600,000      3,657,672                            3,657,672
South Carolina--2.9%
Anderson County,
      IDR (Federal Paper Board
      Company, Inc. Project)             4.75        8/1/10   4,520,000                       4,520,000      4,544,679                            4,544,679
Berkeley County School District,
      Installment Purchase Revenue
      (Securing Assets for Education)    5.25       12/1/21   9,395,000                       9,395,000      9,853,006                            9,853,006
Charleston Educational Excellence
      Financing Corporation,
      Installment Purchase Revenue
      (Charleston County School
      District, South Carolina
      Project)                           5.25       12/1/21   5,000,000                       5,000,000      5,322,400                            5,322,400
Dorchester County School District
      Number 2, Installment Purchase
      Revenue (Growth Remedy
      Opportunity Without Tax Hike)      5.25       12/1/21   5,000,000                       5,000,000      5,272,250                            5,272,250
Hilton Head Island Public
      Facilities Corporation, COP
      (Insured; AMBAC)                   5.00        3/1/13   1,065,000                       1,065,000      1,121,115                            1,121,115
Tennessee--1.2%
Johnson City Health and
      Educational Facility Board, HR
      (Medical Center Hospital
      Improvement) (Insured; MBIA)       5.13        7/1/11   6,720,000                       6,720,000      6,920,726                            6,920,726
Tennessee Housing Development
      Agency (Homeownership Program)     5.20        7/1/10   1,815,000                       1,815,000      1,866,020                            1,866,020
Tennessee Housing Development
      Agency (Homeownership Program)     5.30        7/1/11   2,140,000                       2,140,000      2,199,299                            2,199,299
Texas--9.2%
Alliance Airport Authority Inc.,
      Special Facilities Revenue
      (Federal Express Corporation
      Project)                           4.84        4/1/21   8,870,000 b,e                   8,870,000      8,889,647                            8,889,647
Austin Convention Enterprises,
      Inc., Convention Center Hotel
      Second Tier Revenue                6.00        1/1/17   1,935,000                       1,935,000      2,076,236                            2,076,236
Austin Convention Enterprises,
      Inc., Convention Center Hotel
      Second Tier Revenue                6.00        1/1/18   1,125,000                       1,125,000      1,202,704                            1,202,704
Austin Convention Enterprises,
      Inc., Convention Center Hotel
      Second Tier Revenue                6.00        1/1/20   1,555,000                       1,555,000      1,662,404                            1,662,404
Bexar County,
      Revenue (Venue Project)
      (Insured; MBIA)                    5.75       8/15/13   5,000,000                       5,000,000      5,281,100                            5,281,100
Cities of Dallas and Fort Worth,
      Dallas/Fort Worth
      International Airport,
      Facility Improvement
      Corporation Revenue (Learjet
      Inc. Project)                      6.15        1/1/16   4,000,000                       4,000,000      4,026,520                            4,026,520
Cypress-Fairbanks Independent
      School District, Unlimited Tax
      Schoolhouse Bonds (Permanent
      School Fund Guarantee Program)     6.75       2/15/10   1,700,000 a                     1,700,000      1,826,072                            1,826,072
Deer Park Independent School
      District, Limited Tax School
      Building Bonds (Permanent
      School Fund Guarantee Program)     5.25       2/15/21   2,235,000                       2,235,000      2,426,830                            2,426,830
Gulf Coast Waste Disposal
      Authority, Bayport Area System
      Revenue (Insured; AMBAC)           5.00       10/1/14   2,065,000                       2,065,000      2,192,328                            2,192,328
Harris County Health Facilities
      Development Corporation, HR
      (Memorial Hermann Hospital
      System) (Insured; FSA)             5.50        6/1/12   8,295,000                       8,295,000      8,860,387                            8,860,387
Houston,
      Airport System Special
      Facilities Revenue
      (Continental Airlines, Inc.
      Terminal E Project)                6.75        7/1/21   5,000,000                       5,000,000      5,368,800                            5,368,800
Houston,
      Combined Utility System, First
      Lien Revenue (Insured; FSA)        5.25      11/15/17   5,000,000                       5,000,000      5,483,050                            5,483,050
Houston,
      Combined Utility System, First
      Lien Revenue (Insured; MBIA)       5.25       5/15/12   2,750,000                       2,750,000      2,916,402                            2,916,402
Lewisville,
      Combination Tax and Revenue
      Certificates of Obligation
      (Insured; MBIA)                    5.25       2/15/20   1,230,000                       1,230,000      1,311,377                            1,311,377
Lower Colorado River Authority,
      Transmission Contract Revenue
      (LCRA Transmission Services
      Corporation Project) (Insured;
      FGIC)                              5.00       5/15/20   4,200,000                       4,200,000      4,334,316                            4,334,316
North Central Texas Health
      Facilities Development
      Corporation, HR (Baylor Health
      Care System Project)               5.00       5/15/17   3,965,000                       3,965,000      4,055,006                            4,055,006
Port of Corpus Christi Industrial
      Development Corporation,
      Revenue (Valero Refining and
      Marketing Company Project)         5.13        4/1/09   2,250,000                       2,250,000      2,316,893                            2,316,893
Port of Corpus Christi Industrial
      Development Corporation,
      Revenue (Valero Refining and
      Marketing Company Project)         5.40        4/1/18   1,500,000                       1,500,000      1,547,415                            1,547,415
Tarrant County Health Facilities
      Development Corporation,
      Health Resources System
      Revenue (Insured; MBIA)            5.75       2/15/14   5,000,000                       5,000,000      5,523,800                            5,523,800
Tarrant County Health Facilities
      Development Corporation,
      Health System Revenue (Harris
      Methodist Health System)           6.00        9/1/10   7,725,000                       7,725,000      8,091,088                            8,091,088
Texas Municipal Gas Acquisition
      and Supply Corporation I, Gas
      Supply Revenue                     4.56      12/15/17   4,000,000 b,e                   4,000,000      3,995,000                            3,995,000
Texas Municipal Power Agency,
      Revenue (Insured; AMBAC)           0.00        9/1/09     170,000                         170,000        156,091                              156,091
Utah--1.2%
Jordanelle Special Service
      District (Special Assessment
      Improvement District)              8.00       10/1/11   3,865,000                       3,865,000      4,060,453                            4,060,453
Orem,
      Sales Tax Revenue (Insured;
      AMBAC)                             5.00       4/15/18   3,325,000                       3,325,000      3,466,978                            3,466,978
Utah Building Ownership Authority,
      LR (State Facilities Master
      Lease Program)                     5.00       5/15/17   2,950,000                       2,950,000      3,103,371                            3,103,371
Virginia--2.6%
Greater Richmond Convention Center
      Authority, Hotel Tax Revenue
      (Convention Center Expansion
      Project)                           6.00       6/15/10   2,000,000 a                     2,000,000      2,139,100                            2,139,100
Henrico County Economic
      Development Authority,
      Residential Care Facility
      Mortgage Revenue (Westminster
      Canterbury of Richmond)            5.00       10/1/21   1,000,000                       1,000,000      1,016,720                            1,016,720
Newport News,
      GO General Improvement Bonds       5.00        3/1/21   2,000,000                       2,000,000      2,129,280                            2,129,280
Peninsula Ports Authority,
      Revenue (Port Facility-CSX
      Transportation Project)            6.00      12/15/12   4,150,000                       4,150,000      4,489,055                            4,489,055
Tobacco Settlement Financing
      Corporation of Virginia,
      Tobacco Settlement
      Asset-Backed Bonds                 4.00        6/1/13   5,605,000                       5,605,000      5,604,664                            5,604,664
Tobacco Settlement Financing
      Corporation of Virginia,
      Tobacco Settlement
      Asset-Backed Bonds                 5.25        6/1/19   3,000,000                       3,000,000      3,124,140                            3,124,140
Virginia Port Authority,
      Commonwealth Port Fund Revenue     5.00        7/1/19   4,415,000                       4,415,000      4,584,006                            4,584,006
Washington--4.3%
Energy Northwest,
      Columbia Generating Station
      Electric Revenue                   5.00        7/1/23   5,000,000                       5,000,000      5,270,350                            5,270,350
Franklin County,
      GO (Pasco School District
      Number 1) (Insured; FSA)           5.25       12/1/19   5,000,000                       5,000,000      5,309,950                            5,309,950
Goat Hill Properties,
      LR (Government Office Building
      Project) (Insured; MBIA)           5.25       12/1/20   2,710,000                       2,710,000      2,888,752                            2,888,752
Port of Seattle,
      Limited Tax GO (Insured; FSA)      5.00       11/1/16   5,000,000                       5,000,000      5,231,950                            5,231,950
Seattle,
      Municipal Light and Power
      Improvements Revenue (Insured;
      FSA)                               5.25        3/1/10      50,000                          50,000         51,854                               51,854
Seattle,
      Municipal Light and Power
      Improvements Revenue (Insured;
      FSA)                               6.53        3/1/10  13,000,000 b,e                  13,000,000     13,481,845                           13,481,845
Washington                               5.75       10/1/12      20,000                          20,000         21,229                               21,229
Washington                               5.75       10/1/12   2,305,000                       2,305,000      2,434,287                            2,434,287
Washington,
      Various Purpose GO                 5.50        7/1/09   2,000,000 a                     2,000,000      2,069,240                            2,069,240
Washington Housing Finance
      Commission (Single Family
      Program) (Collateralized:
      FHLMC, FNMA and GNMA)              5.75       12/1/37   2,000,000                       2,000,000      2,121,640                            2,121,640
West Virginia--.3%
West Virginia Economic Development
      Authority, LR (Department of
      Environmental Protection)          5.50       11/1/22   2,895,000                       2,895,000      3,138,672                            3,138,672
Wisconsin--.4%
Wisconsin Health and Educational
      Facilities Authority, Revenue
      (Aurora Medical Group, Inc.
      Project) (Insured; FSA)            6.00      11/15/11   3,500,000                       3,500,000      3,793,405                            3,793,405
U.S. Related--3.0%
Children's Trust Fund of Puerto
      Rico, Tobacco Settlement
      Asset-Backed Bonds                 5.75        7/1/10   2,500,000                       2,500,000      2,646,100                            2,646,100
Children's Trust Fund of Puerto
      Rico, Tobacco Settlement
      Asset-Backed Bonds                 5.75        7/1/10   5,000,000 a   1,000,000 a       6,000,000      5,292,200         1,058,440          6,350,640
Children's Trust Fund of Puerto
      Rico, Tobacco Settlement
      Asset-Backed Bonds                 5.75        7/1/10   3,300,000 a   3,000,000 a       6,300,000      3,492,852         3,175,320          6,668,172
Puerto Rico Commonwealth,
      Public Improvement                 5.25        7/1/23                 1,500,000         1,500,000                        1,593,990          1,593,990
Puerto Rico Highways and
      Transportation Authority,
      Highway Revenue (Insured; MBIA)    5.50        7/1/13                 2,500,000         2,500,000                        2,666,575          2,666,575
Puerto Rico Highways and
      Transportation Authority,
      Transportation Revenue
      (Insured; MBIA)                    5.25        7/1/12                 2,440,000         2,440,000                        2,503,684          2,503,684
Puerto Rico Infrastructure
      Financing Authority, Special
      Tax Revenue                        5.00        7/1/16                 1,510,000         1,510,000                        1,599,800          1,599,800
Puerto Rico Public Buildings
      Authority, Guaranteed Revenue
      (Government Facilities)
      (Insured; XLCA)                    5.25        7/1/20                 2,000,000         2,000,000                        2,221,380          2,221,380
Virgin Islands Public Finance
      Authority, Revenue, Virgin
      Islands Gross Receipts Taxes
      Loan Note                          5.63       10/1/10                 1,425,000         1,425,000                        1,453,899          1,453,899
Total Long-Term Investments -
      (cost $736,660,645 and $153,466,788 respectively)                                                    745,234,925       157,391,422        902,626,347

Short-Term Municipal Investments--.1%
============================================================================================================================================================
Florida;
Saint Lucie County,
      PCR, Refunding (Florida Power
      and Light Company Project)
      (cost $1,000,000)                  3.86        6/1/07                 1,000,000 g       1,000,000                        1,000,000          1,000,000

Total Investments--100.0% (cost $736,660,645 and $154,466,788 respectively)                                745,234,925       158,391,422        903,626,347
                                                                                                           ================================================

a       These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b       Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, these securities amounted to $32,725,602 or 3.6% of total Investments.
c       Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d       Variable rate security--interest rate subject to periodic change.
e       Collateral for floating rate borrowings.
f       Purchased on a delayed delivery basis.
g       Security payable on demand. Variable interest rate--subject to periodic change.

Summary of Abbreviations
====================================================================================================================================
ACA                 American Capital Access                              AGC                ACE Guaranty Corporation

AGIC                Asset Guaranty Insurance Company                     AMBAC              American Municipal Bond Assurance Corporation

ARRN                Adjustable Rate Receipt Notes                        BAN                Bond Anticipation Notes

BIGI                Bond Investors Guaranty Insurance                    BPA                Bond Purchase Agreement

CGIC                Capital Guaranty Insurance Company                   CIC                Continental Insurance Company

CIFG                CDC Ixis Financial Guaranty                          CMAC               Capital Market Assurance Corporation

COP                 Certificate of Participation                         CP                 Commercial Paper

EDR                 Economic Development Revenue                         EIR                Environmental Improvement Revenue

FGIC                Financial Guaranty Insurance Company                 FHA                Federal Housing Administration

FHLB                Federal Home Loan Bank                               FHLMC              Federal Home Loan Mortgage Corporation

FNMA                Federal National Mortgage Association                FSA                Financial Security Assurance

GAN                 Grant Anticipation Notes                             GIC                Guaranteed Investment Contract

GNMA                Government National Mortgage Association             GO                 General Obligation

HR                  Hospital Revenue                                     IDB                Industrial Development Board

IDC                 Industrial Development Corporation                   IDR                Industrial Development Revenue

LOC                 Letter of Credit                                     LOR                Limited Obligation Revenue

LR                  Lease Revenue                                        MBIA               Municipal Bond Investors Assurance Insurance Corporation

MFHR                Multi-Family Housing Revenue                         MFMR               Multi-Family Mortgage Revenue

PCR                 Pollution Control Revenue                            PILOT              Payment in Lieu of Taxes

RAC                 Revenue Anticipation Certificates                    RAN                Revenue Anticipation Notes

RAW                 Revenue Anticipation Warrants                        RRR                Resources Recovery Revenue

SAAN                State Aid Anticipation Notes                         SBPA               Standby Bond Purchase Agreement

SFHR                Single Family Housing Revenue                        SFMR               Single Family Mortgage Revenue

SONYMA              State of New York Mortgage Agency                    SWDR               Solid Waste Disposal Revenue

TAN                 Tax Anticipation Notes                               TAW                Tax Anticipation Warrants

TRAN                Tax and Revenue Anticipation Notes                   XLCA               XL Capital Assurance

                                                                                         Dreyfus      Dreyfus Florida
                                                                                       Intermediate     Intermediate
                                                                                        Municipal        Municipal
                                                                                     Bond Fund, Inc.     Bond Fund
                                                                                   -------------------------------------
                                                                                               Value (%)†

Summary of Combined Ratings (Unaudited)
Fitch                           Moody's                 Standard & Poor's
------------------------------------------------------------------------------------------------------------------------
 AAA                              Aaa                                AAA                   58.8              86.9
  AA                               Aa                                 AA                   14.0               5.0
   A                                A                                  A                    9.0               2.0
 BBB                              Baa                                BBB                   12.1               2.9
  BB                               Ba                                 BB                    2.7
   B                                B                                  B                     .8
  F1                          MIG1/P1                              SP1/A1                                      .6
 Not Rated h                 Not Rated h                         Not Rated h                2.6               2.6
                                                                                     ---------------------------------
                                                                                          100.0             100.0
 †  Based on total investments.

 h  Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

Pro Forma Statement of Assets and Liabilities

May 31, 2007 (Unaudited)
                                                                                                                                          Dreyfus
                                                                                                                                        Intermediate
                                                                                                                                       Municipal Bond
                                                                              Dreyfus              Dreyfus Florida                       Fund, Inc.
                                                                            Intermediate            Intermediate                      Series Pro Forma
                                                                           Municipal Bond            Municipal                           Combined
                                                                             Fund, Inc.              Bond Fund           Adjustments     (Note 1)
                                                                          -----------------        ---------------      ------------    --------------

ASSETS:                  Investments in securities, at value
                           - See Statement of Investments*                   $ 745,234,925         $ 158,391,422                        $  903,626,347
                         Interest receivable                                    12,353,529             2,279,385                            14,632,914
                         Receivable for investment securities sold               2,647,147                -                                  2,647,147
                         Receivable for shares of Common Stock/Beneficial
                           Interest subscribed                                       2,948                 1,793                                 4,741
                         Prepaid expenses                                           81,924                11,157                                93,081
                                                                             -------------         -------------       -------------    --------------

                           Total Assets                                        760,320,473           160,683,757                   -       921,004,230
                                                                             -------------         -------------       -------------    --------------
LIABILITIES:             Due to The Dreyfus Corporation and affiliates             420,993                91,940                               512,933
                         Payable for floating rate notes issued                 15,435,000                  -                               15,435,000
                         Payable for investment securities purchased             9,619,404                  -                                9,619,404
                         Payable for shares of Common Stock/Beneficial
                           Interest redeemed                                       372,550                   963                               373,513
                         Interest and related expenses payable                     143,657                  -                                  143,657
                         Cash overdraft due to Custodian                           135,917               355,397                               491,314
                         Accrued expenses                                          145,143                50,814              70,000 (a)       265,957
                                                                             -------------         -------------       -------------    --------------

                           Total Liabilities                                    26,272,664               499,114              70,000    $   26,841,778
                                                                             -------------         -------------       -------------    --------------

NET ASSETS                                                                   $ 734,047,809         $ 160,184,643            $(70,000)   $  894,162,452
                                                                             =============         =============       =============    ==============

COMPOSITION OF
NET ASSETS:              Paid-in capital                                     $ 729,572,146         $ 155,841,574                        $  885,413,720
                         Accumulated undistributed investment
                           income - net                                                  -                     -             (70,000) (a)      (70,000)
                         Accumulated net realized gain (loss) on
                           investments                                          (4,098,617)              418,434                            (3,680,183)
                         Accumulated net unrealized appreciation
                           (depreciation) on investments                         8,574,280             3,924,635                            12,498,915
                                                                             -------------         -------------       -------------    --------------

NET ASSETS                                                                   $ 734,047,809         $ 160,184,643            $(70,000)   $  894,162,452
                                                                             =============         =============       =============    ==============

Net Assets                                                                   $ 734,047,809         $ 160,184,643             (70,000) (a)  894,162,452
Shares outstanding   (300 million shares of $.001 par value
   Common Stock authorized)                                                     55,556,024            12,486,549            (351,272)       67,691,301
Net asset value, and redemption
price per share                                                                    $ 13.21               $ 12.83                               $ 13.21
                                                                             =============         =============                        ==============

* Investments in securities, at cost                                         $ 736,660,645         $ 154,466,788                        $  891,127,433
                                                                                                                                        ==============
(a) Includes expenses as a result of the merger.

                                                                   See notes to pro forma financial statements.

Pro Forma Statement of Operations

For the Twelve Months Ended May 31, 2007 (Unaudited)

                                                                                                                               Dreyfus
                                                                                                                              Intermediate
                                                                        Dreyfus         Dreyfus Florida                      Municipal Bond
                                                                     Intermediate        Intermediate                            Fund
                                                                     Municipal Bond       Municipal                            Combined
                                                                       Fund, Inc.         Bond Fund           Adjustments     (Note 1)
                                                                    -----------------   ---------------       -----------   --------------
INVESTMENT INCOME:

Interest Income                                                       $ 34,638,248         $ 7,816,053                         $ 42,454,301

Expenses:
            Management fee                                             $ 4,598,523         $ 1,021,577        $       -        $  5,620,100
            Shareholder servicing costs                                    769,181             167,534                -             936,715
            Interest and related expenses                                  479,963                -                                 479,963
            Professional fees                                               74,599              50,828            (40,000)(a)        85,427
            Custodian fees                                                  66,872              19,959             (5,000)(a)        81,831
            Directors'/Trustees' fees and expenses                          48,169              31,766            (25,000)(a)        54,935
            Prospectus and shareholders' reports                            40,317              15,256             (5,000)(a)        50,573
            Registration fees                                               28,649              15,178            (12,000)(a)        31,827
            Loan commitment fees                                             4,124                 936                -               5,060
            Miscellaneous                                                   59,141              15,323             (7,500)(a)        66,964
                                                                      ------------        ------------       ------------      ------------
                 Total Expenses                                          6,169,538           1,338,357            (94,500)        7,413,395
                                                                      ------------        ------------       ------------      ------------

            Less- reduction in management fee due to
            undertaking                                                     (6,025)               -              (111,500)(b)      (117,525)

            Less-reduction in custody fees
                due to earnings credits                                        -                (4,151)                              (4,151)
                                                                      ------------        ------------       ------------      ------------

                 Net Expenses                                            6,163,513           1,334,206           (206,000)        7,291,719
                                                                      ------------        ------------       ------------      ------------

NET INVESTMENT INCOME                                                   28,474,735           6,481,847            206,000        35,162,582
                                                                      ------------        ------------       ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

            Net realized gain (loss) on investments                   $  1,555,300       $     459,925                         $  2,015,225
            Net unrealized appreciation (depreciation)
                on investments                                           1,036,245           4,893,488                            5,929,733
                                                                      ------------        ------------       ------------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   2,591,545           5,353,413                            7,944,958
                                                                      ------------        ------------       ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                                  $ 31,066,280       $  11,835,260       $    206,000      $ 43,107,540
                                                                      ============        ============       ============      ============
(a)  Reflects the anticipated savings as a result of the Merger.
(b)  Reflects an increase of expense undertaken.

                                                                          See notes to pro forma financial statements.

Dreyfus Intermediate Municipal Bond Fund, Inc.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — Basis of Combination:

           At a meeting of the Board held on July 17, 2007, the Board of Directors of Dreyfus Intermediate Municipal Bond Fund, Inc. (the "Acquiring Fund") and at a Special Telephone Board meeting held on July 19, 2007, the Board of Trustees of Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund in exchange for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund shares then will be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive Acquiring Fund shares in the Exchange.

           The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at May 31, 2007. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended May 31, 2007. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are May 31 for the Acquiring Fund and December 31 for the Fund.

           The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at May 31, 2007. The proforma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by the funds.

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2 — Portfolio Valuation:

           Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the respective Fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

           Inverse floaters purchased after January 1, 1997 in the agency maker are accounted for as financing transactions in accordance with FASB 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities."

NOTE 3 — Capital Shares:

          The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at May 31, 2007 by the net asset value per share of the Acquiring Fund on May 31, 2007.

NOTE 4 — Pro Forma Operating Expenses:

          The accompanying pro forma statement of operations reflects changes in fund expenses as if the merger had taken place on June 1, 2006. The funds will bear the expense of the merger.

NOTE 5 — Federal Income Taxes:

           Each fund has qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

           The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.